UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

ELIEM THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23515 NE Novelty Hill Road, Suite B221#125 Redmond, WA	98053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (425) 276-2300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELYM	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 Performance Bonus Payments

On December 14, 2022, the Compensation Committee (the Committee) of the Board of Directors of Eliem Therapeutics, Inc. (Eliem, or the Company) reviewed the achievement of Company and individual performance goals and other factors deemed relevant by the Committee in determining the amounts earned by Eliem’s named executive officers under its performance bonus program for 2022. The following table sets forth the 2022 performance bonuses, which will be paid in 2023:

Name and Principal Position	2022 Performance Bonus Award
Robert Azelby President and Chief Executive Officer and Director	$438,750
Erin M. Lavelle Chief Operating Officer/Chief Financial Officer	$209,588
Valerie Morisset, Ph.D. Executive Vice President, Research and Development and Chief Scientific Officer	£145,467

2023 Performance Bonus Program and Salary Increases

On December 14, 2022, the Committee approved annual base salaries and target bonus percentages for Eliem’s 2023 performance bonus program for its named executive officers. The 2023 annual performance bonuses for each named executive officer, other than Mr. Azelby, will be based upon the achievement of Company performance goals and individual performance goals. Mr. Azelby’s annual performance bonus will be based solely upon the achievement of Company performance goals. The Company performance goals will be established by the Board of Directors at a later date. The individual performance goals will consist of a subjective assessment of each named executive officer’s individual contributions to Eliem. The following table sets forth the base salary and target performance bonus percentages for 2023:

Name and Principal Position	2023 Base Salary	2023 Target Performance Bonus as Percentage of Base Salary
Robert Azelby President and Chief Executive Officer and Director	$702,000	65%
Erin M. Lavelle Chief Operating Officer/Chief Financial Officer	$484,380	45%
Valerie Morisset, Ph.D. Executive Vice President, Research and Development and Chief Scientific Officer	£336,190	45%

Additional information regarding compensation of Eliem’s named executive officers, including the factors considered by the Committee in determining compensation, will be included in the proxy statement for Eliem’s 2023 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eliem Therapeutics, Inc.

Date: December 20, 2022	By:	/s/ James B. Bucher
James B. Bucher
Executive Vice President and General Counsel

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